                                                                   Exhibit 10.14

          AMENDED AND RESTATED 2000 STOCK OPTION AND INCENTIVE PLAN OF
                    NON-EMPLOYEE DIRECTORS AND CONSULTANTS OF

                                ORTHOMETRIX, INC.

         1. DEFINITIONS.

         "Board of Directors" shall mean the Board of Directors of the
Corporation as constituted from time to time or a committee of the Board of
Directors to which responsibility for the administration of the Plan has been delegated.

         "Cancellation Notice" shall mean the notice given by the Corporation to an Optionee pursuant to Section 14(b) hereof notifying him of the cancellation of this Option.

         "Cash Payment Election" shall mean the right described in Section 6 hereof of an Optionee to elect to receive cash upon exercise of an Option.

         "Code" Shall mean the Internal Revenue Code of 1986, as amended.

         "Common Stock" shall mean shares of common stock of the Corporation, par value $0.005 per share.

         "Corporation" shall mean ORTHOMETRIX, INC., a Delaware corporation.

         "Exchange Act" shall mean the Securities Exchange Act of 1934.

         "Exercise Price per Share" with respect to an Option shall be the fair market value of such shares on the last trading day prior to the date of grant of such options.

         "Fair Market Value per Share" at any particular Date shall mean the fair value of a share of Common Stock as determined in good faith by the Board of Directors. In the case of an Incentive Stock Option, such determination shall be made consistent with Section 422(c)(8) of the Code.

         "Incentive Stock Option" shall mean a stock option granted to an
Optionee hereunder which qualifies as an "incentive stock option" within the meaning of Section 422 of the Code.

         "Non-qualified Stock Option" shall mean a stock option granted to an
Optionee hereunder which does not qualify as an "incentive stock option" under
Section 422 of the Code.

         "Option" shall mean either an Incentive Stock Option or a Non-qualified
Stock Option.

         "Option Agreement" shall mean the agreement between the Corporation and an Optionee evidencing the grant of an Option pursuant to the Plan and setting forth the terms and conditions of the Option. "Optionee" shall mean a person to whom an Option has been granted pursuant to the Plan. "Plan" shall mean this Amended and Restated 2000 Stock Option and Incentive Plan for
Non-Employee Directors and Consultants of the Corporation, as amended and restated from time to time. "Shares" shall mean the shares of Common Stock which may be issued pursuant to the Plan.

         2. PURPOSE OF THE PLAN.

         The purpose of the Plan is to secure for the Corporation and its shareholders the benefits arising from capital stock ownership by non-employee
Directors and Consultants of the Corporation who are expected to contribute to the Corporation's future growth and success.

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                                                                   EXHIBIT 10.14

         3. ADMINISTRATION.

         The Plan shall be administered by the Board of Directors. Subject to the express provisions of the Plan, the Board of Directors shall have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Option Agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan except that the approval of the stockholders is necessary to increase the total number of shares which may be issued or transferred under the plan and to change the minimum purchase price for shares subject to option. To the extent necessary to comply with Rule 16b-3 under the Exchange Act, determinations concerning Options granted to any director or officer shall be made by a committee of the Board, all of whose members are "disinterested persons" within the meaning of Rule
16b-3 under the Exchange Act.

          4. NUMBER SHARES.

         The aggregate number of Shares for which Options may be granted under the Plan is 1,500,000 Shares, subject to adjustment in accordance with Section
11 hereof. Shares covered by the unexercised portions of any terminated or canceled Options shall be available to become subject to Options granted thereafter. Shares subject to the portions of Options which are surrendered in connection with the exercise by Optionees of Cash Payment Elections shall not be available to become subject to Options granted thereafter. Upon the exercise of an Option, the number of shares with respect to which the Option may thereafter be exercised by the Optionee shall no longer include the sum of the Shares purchased upon exercise plus the Shares, if any, covered by a Cash Payment
Election upon such exercise.

         5. GRANT OF OPTIONS.

         Each non-employee Director was granted options under this plan for
50,000 shares on June 2, 1999, subject to shareholder approval, for services rendered during 1999. Any person who is elected a non-employee Director will be granted options under this plan for 50,000 Shares as of the date of first election. Options for an additional 5,000 shares of Common Stock will be automatically granted under the Plan to each person who is re-elected a non-employee Director on the date of the Annual Meeting of Shareholders of the
Company in each of the years 2000 and beyond.

         Each grant of an Option shall be evidenced by an Option Agreement between the Optionee and the Corporation. Each Option Agreement shall specify the number of Shares covered by such Option and the Exercise Price per Share.
The Option Agreement shall also contain such terms and conditions not inconsistent with the Plan as the Board of Directors in sole discretion shall deem appropriate (which terms and conditions need not be the same in each Option
Agreement and may be changed from time to time). Each Option Agreement may require as conditions of exercise that the Optionee provide such investment representations with respect to, and enter into such agreements concerning the sale and transfer of, the Shares received by the Optionee upon exercise, as the
Board of Directors shall deem appropriate. Each Option Agreement for a
Non-qualified Option shall provide for the withholding of income taxes and employment taxes that the Corporation determined it is required to withhold upon the exercise of an Option.

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                                                                   EXHIBIT 10.14

         6. TERM OF OPTION.

         Each Option Agreement shall specify the Date or Dates on which the
Option granted thereunder may be exercised. Each Option Agreement will provide for the exercise of the Option in four equal annual installments on such terms and conditions as the Board of Directors may determine. The period of each
Option shall be fixed by the Board of Directors but in no case shall exceed after the Date ten (10) years and one (1) month.

         7. NON-TRANSFERABILITY OF OPTION RIGHTS.

         Options and Cash Payment Elections shall not be transferable except by will or the laws of descent and distribution. During the lifetime of an
Optionee, each Optionee's Options and Cash Payment Elections shall be exercisable only by the Optionee.

          8. EFFECT OF DEATH OR TERMINATION OF DIRECTORSHIP.

         (a) Except as otherwise determined by the Board of Directors, upon the termination of directorship of any Optionee (for any reason other than death), all rights under any Option held by such Optionee shall cease; provided, however, that the Option Agreement may provide that the rights which were immediately exercisable by the Optionee at the Date of such termination of directorship or consultancy may be exercised by the Optionee subject to such conditions, provisions or limitations as may be set forth in the Option
Agreement, during a period not exceeding three (3) months after the Date of such termination, but in no case after the Date on which the Option otherwise would have expired but for the Optionee's termination of directorship or consultancy.

         (b) Except as otherwise determined by the Board of Directors, upon the termination of any Optionee by reason of his death, if during such period the
Optionee was entitled pursuant to the express terms of an Option Agreement to exercise his rights under such Option Agreement, all rights under any Option held by such Optionee shall cease; provided, however, that the Option Agreement may provide that the rights which were immediately exercisable by the Optionee at the Date of his death may be exercised by legal representatives or beneficiaries of the Optionee during the period specified in the Option
Agreement, not exceeding one (1) year after the Date of the Optionee's death.

         9. EXERCISE AND WITHHOLDING.

         (a) The purchase price of the Shares as to which an Option shall be exercised plus any required Federal income tax or other withholding amount shall be paid in cash or by certified check, provided that, the Board of Directors shall have discretion in connection with any exercise of an Option to allow the
Optionees to pay all or a portion of the aggregate exercise price of all Options being exercised plus applicable withholding amounts by transferring to the
Corporation previously acquired Shares having an aggregate fair market value equal to such amount, or portion thereof. The Corporation shall not be required to deliver certificates for such Shares until such payment has been made.

         (b) The Corporation shall have the right to deduct from all amounts paid in cash any taxes required by law to be withheld therefrom.

         (c) Subject to the Prior approval of the Board of Directors, the
Optionee may satisfy all or a portion of the withholding tax obligation hereunder by having the Corporation withhold Shares having a Fair Market Value on the Date the amount to be withheld is to be determined (the "Tax Date") equal to the amount required by law to be withheld from such

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                                                                   EXHIBIT 10.14

distribution. In lieu thereof, the Corporation shall have the right to retain or sell without notice a sufficient number of Shares to cover the amount required to be withheld.

         10. STOCK DIVIDEND, MERGER, CONSOLIDATION, ETC.

         Each Option Agreement may contain such provisions concerning adjustments in the number or kind of Shares or other securities allocated to unexercised Options granted prior to and in the event of one (1) or more stock dividends, stock splits, reorganizations, recapitalizations, combinations of shares, mergers, consolidations, or other changes in the corporate structure of stock of the Corporation, or any transaction involving the Corporation as the
Board of Directors may deem appropriate. Such adjustment shall be binding and conclusive for all purposes.

         11. RIGHTS AS A SHAREHOLDER.

         An Optionee shall have no rights as a shareholder with respect to any
Shares covered by an Option until such Optionee shall have become the holder or record of any such Share.

         12. DETERMINATIONS.

         Each determination, interpretation or other action made or taken pursuant to the provisions of the Plan by the Board of Directors, and each determination of Fair Market Value per Share shall be final and conclusive for all purposes and shall be binding upon all persons, including, without limitation, the Corporation and all Optionees, and their respective successors and assigns.

         13. AMENDMENT, TERMINATION AND MODIFICATION OF THE PLAN AND AGREEMENTS.

         (a) The Board of Directors may alter, amend, suspend, discontinue or terminate the Plan at any time; provided, however, that no such action shall adversely affect the rights of Optionees to Options previously granted hereunder and, provided further, however, that any stockholder approval necessary or desirable in order to comply with Rule 16b-3 under the Exchange Act, Section 422 of the Code (or other applicable law or regulation) shall be obtained in the manner required therein.

         (b) Notwithstanding the foregoing provisions of this Section 14, each
Option Agreement may provide that the Corporation shall have the right to terminate the rights of any Optionee to exercise any options, effective not less than thirty (30) days after receipt by the Optionee of a Cancellation Notice from the Corporation. The Corporation may issue a Cancellation Notice only in connection with (i) the sale of substantially all of the Corporation's assets, or (ii) a merger, consolidation or other corporate transaction in which the
Corporation would not be the surviving entity. The Cancellation Notice shall afford the Optionee the right to exercise all Options held by such Optionee with respect to all Shares covered thereby (even if they would not otherwise have become exercisable with respect to all such Shares at that time) during the period prior to the Date of termination.

         (c) Notwithstanding the foregoing provisions of this Section 14, each
Option Agreement may contain the consent of the Optionee to any amendment to the
Plan and Option Agreement which the Board of Directors, in its sole discretion and upon advice of legal counsel, may deem necessary or advisable to enable the exercise of Options to comply with any applicable rules and regulations of the
Securities and Exchange Commission, including, without

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                                                                   EXHIBIT 10.14

intending any limitation, any amendment which would exempt such exercise from the operation of Section 16 of the Securities Exchange Act of 1934.

         14. INCENTIVE STOCK OPTIONS.

         Incentive Stock Options shall be specifically designated as Incentive
Stock Options and shall be subject to the following additional terms and conditions:

         (a) Dollar Limitation. The aggregate fair market value (determined as of the respective Date or Dates of grant and consistent with Section 422(c)(8)
of the Code) of the Common Stock for which Incentive Stock Options (together with incentive stock options under any other stock option plans of the
Corporation) which are first exercisable in any one (1) calendar year shall not exceed the sum of $100,000. For purposes of the $100,000 limitation, if an
Option Agreement provides that the Option granted thereunder shall not be treated as an Incentive Stock Option, such Option shall be disregarded. The event that Section 422(b)(7) of the Code is amended to alter the limitation set forth therein so that following such amendment such limitation shall differ from the limitation set forth in this paragraph (a), the limitation of this paragraph
(a) shall be automatically adjusted accordingly.

          15. EFFECTIVE DATE.

         The Plan shall become effective when adopted by the Board of Directors, but no Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Corporation's shareholders. If such shareholder approval is not obtained within twelve (12) months after the
Date of the Board's adoption of the Plan, any Stock Options previously granted under the Plan shall terminate, and no further Stock Options shall be granted.
Subject to this limitation, options may be granted under the Plan at any time after the effective Date and before the Date fixed for termination of the Plan.

         16. COMPLIANCE.

         No share of Common Stock shall be issued hereunder unless counsel for the Corporation shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws. The Board of Directors may, in its discretion, require as a condition to the exercise of any Option that the Shares reserved or issuance upon the exercise of the Option have been duly listed, upon official notice of issuance, by any securities exchange upon which such shares are then listed, if any, and either that (a) a Registration Statement under the
Securities Act of 1933, as amended, or any succeeding act, with respect to such shares is effective at the time of such exercise or (b) there is an exemption from registration under such Act for the issuance of shares upon such exercise.

         17. GOVERNING LAW.

         The Plan and all determinations made and actions taken pursuant thereto shall be governed by the internal laws of the State of Delaware, the state where the Corporation maintains its principal office and operations and constructed in accordance therewith without giving effect to the principles of conflict of laws thereof.

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